W&R Target Funds, Inc.

Small Cap Value Portfolio

December 15, 2004

Dear Shareholder:

         You are cordially invited to attend a Special Meeting of shareholders of Small Cap Value Portfolio (the "Fund"), a series of the W&R Target Funds, Inc. (the "Corporation"), which will be held on January 20, 2005 at 2:00 p.m., Central time, 6300 Lamar Avenue, Overland Park, Kansas.

         The primary purpose of the Special Meeting is to ask you to vote on a proposed new sub-advisory agreement between Waddell & Reed Investment Management Company ("WRIMCO"), the Fund's investment adviser, and BlackRock Financial Management, Inc. ("BlackRock"), an indirect subsidiary of BlackRock, Inc. MetLife, Inc., the parent company of State Street Research & Management Company ("State Street"), the current investment sub-adviser to your Fund, has entered into an agreement to sell State Street to BlackRock, Inc., one of the largest publicly traded investment management firms in the United States, and BlackRock's parent company. The sale will automatically terminate the Fund's current sub-advisory agreement with State Street. WRIMCO has proposed, and the Corporation's board of directors ("Board") has approved, a new sub-advisory agreement with BlackRock on the same terms as the current sub-advisory agreement with State Street. Approval of the proposed new sub-advisory agreement will not affect the Fund's investment goal and strategies currently in place. In addition, the overall fees currently paid by the Fund for management and investment advisory services will stay the same.

         Please review the enclosed material carefully for more information about the proposal.

         Your vote is important. The Board has approved the proposed new sub-advisory agreement and recommends that you approve it. Please complete, sign and date the enclosed proxy card and return it in the enclosed postage-paid return envelope. This will ensure that your vote is counted, even if you cannot attend the Special Meeting in person.

         If you prefer, you may also vote by telephone by calling a toll-free number, 1-888-221-0697, and following the recorded instructions. You may also vote via the internet by logging on to www.proxyweb.com and following the instructions that will appear. It is important that you vote promptly.

Sincerely,

Henry J. Herrmann
President

Small Cap Value Portfolio Shareholders

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSAL

         While we encourage you to read the full text of the enclosed Proxy Statement, we are also providing you with a brief overview of the subject of the shareholder vote. Your vote is important.

Q & A

Q: What am I being asked to vote "For" on this proxy?

A: You are being asked to vote for a proposal to approve a new investment sub-advisory agreement for your Fund, between Waddell & Reed Investment Management Company ("WRIMCO"), the Fund's investment adviser, and BlackRock Financial Management, Inc. ("BlackRock"), on substantially identical terms as the current sub-advisory agreement. No change in advisory fee rates or scope of services is being proposed.

The Board of Directors unanimously recommends that you vote "FOR" this proposal.

Q: Why did you send me this booklet?

A: You are receiving these proxy materials -- a booklet that includes the Proxy Statement and the accompanying proxy card -- because you have the right to vote on important proposals concerning your investment in the Fund.

Q: Why are we being asked to vote on a new sub-advisory agreement?

A: MetLife, Inc. ("MetLife"), the parent company of State Street Research & Management Company ("State Street"), your Fund's current investment sub-adviser, has entered into an agreement to sell SSRM Holding, Inc., including its subsidiary, State Street, to BlackRock, Inc., one of the largest publicly traded investment management firms in the United States The sale is expected to be completed in January 2005 and, if completed, will result in the automatic termination of the Fund's current investment sub-advisory agreement with State Street. WRIMCO has proposed a new sub-advisory agreement with BlackRock, an indirect, wholly owned subsidiary of BlackRock, Inc. Your Board of Directors has approved, and recommends that you approve, the new sub-advisory agreement between WRIMCO and BlackRock.

Q: Who is BlackRock Financial Management, Inc.?

A: BlackRock Financial Management, Inc. is an indirect, wholly owned subsidiary of BlackRock, Inc. BlackRock, Inc. is one of the largest publicly traded investment management firms in the United States with approximately $323 billion of assets under management as of September 30, 2004. BlackRock, Inc. is a majority-owned, indirect subsidiary of The PNC Financial Services Group, Inc., one of the largest financial services companies in the United States. BlackRock, Inc. and its affiliates manage assets on behalf of institutional and individual investors worldwide through a variety of equity, fixed income, liquidity and alternative investment products.

Q: Who is the portfolio manager who will be managing my Fund?

A: Wayne J. Archambo will be primarily responsible for the management of the Fund. Mr. Archambo, CFA, is Managing Director and Portfolio Manager with BlackRock. Prior to joining BlackRock in 2002, he was a founding partner and Manager of Boston Partners Asset Management, L.P., since that company's inception in 1995. Mr. Archambo graduated from Nichols College with a BS in economics and finance and holds an MBA degree from Babson College. He is a member of the Boston Security Analysts Society.

Q: How is the proposed sub-advisory agreement different from the existing sub-advisory agreement?

A: The terms of the proposed sub-advisory agreement are substantially identical to the current sub-advisory agreement. The proposed sub-advisory agreement differs only in the contracting investment sub-adviser, its term and its beginning date. See the Proxy Statement for more information about the current and proposed sub-advisory agreements.

Q: Will there be a change in the management and advisory fees for my Fund?

A: No. The advisory and sub-advisory fees will stay the same.

Q: How does the Board of Directors recommend shareholders vote on this proposal?

A: The Board of Directors believes that the proposal is in the best interests of the Fund and its shareholders. After careful consideration, the Board of Directors unanimously recommends that you vote "FOR" the Proposal.

Q: How can I vote my proxy?

A: Please complete the enclosed proxy card and return the card in the enclosed self-addressed, postage-paid envelope, or take advantage of the telephonic or electronic voting procedures described on the proxy card.

Q: Will the Portfolio pay for this proxy solicitation?

A: No. The Portfolio will not bear these costs. BlackRock has agreed to pay the costs for this proxy solicitation.

It is important that you vote your proxy promptly. Please help keep the costs of this proxy solicitation reasonable by voting today.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be held on January 20, 2005

Small Cap Value Portfolio

         A Special Meeting of shareholders of Small Cap Value Portfolio (the "Fund"), a series of the W&R Target Funds, Inc. (the "Corporation"), will be held at 6300 Lamar Avenue, Overland Park, Kansas, at 2:00 p.m., Central time, on January 20, 2005. At the Special Meeting, shareholders will be asked to vote on the following proposal:

1.	To approve a new investment sub-advisory agreement between Waddell & Reed Investment Management Company ("WRIMCO") and BlackRock Financial Management, Inc. ("BlackRock"); and
2.	To transact any other business that properly comes before the Special Meeting.

         Please read the enclosed Proxy Statement carefully for information concerning the proposal to be placed before the Special Meeting or any adjournments or postponements thereof.

         The Board of Directors unanimously recommends that shareholders vote "FOR" the proposal.

         The persons named as proxies will vote in their discretion on any other business that may properly come before the Special Meeting or any adjournments or postponements thereof.

         In the event that the necessary quorum to transact business or the vote required to approve any proposal is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law to permit further solicitation of proxies. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the Fund's shares present in person or by proxy at the Special Meeting. The persons named as proxies will vote "FOR" any such adjournment those proxies which they are entitled to vote in favor of that proposal and will vote "AGAINST" any such adjournment those proxies to be voted against that proposal.

         Shareholders of record at the close of business on November 15, 2004 are entitled to notice of and to vote at the Special Meeting. You are invited to attend the Special Meeting. If you cannot do so, however, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD, AND RETURN IT IN THE ACCOMPANYING ENVELOPE AS PROMPTLY AS POSSIBLE, OR TAKE ADVANTAGE OF THE ELECTRONIC OR TELEPHONIC VOTING PROCEDURES DESCRIBED ON THE PROXY CARD. Any shareholder attending the Special Meeting may vote in person even though a proxy already may have been returned.

By Order of the Board of Directors,
Kristen A. Richards
Secretary

December 15, 2004
Overland Park, Kansas

W&R TARGET FUNDS, INC.

6300 Lamar Avenue
P.O. Box 29217
Shawnee Mission, Kansas 66201-9217
(913) 236-2000

__________________________________________________________

Proxy Statement
__________________________________________________________

December 15, 2004

Special Meeting of Shareholders
To be held on January 20, 2005

         This Proxy Statement provides you with information you should review before voting on the matter listed in the Notice of Special Meeting (the "Proposal") for Small Cap Value Portfolio (the "Fund"), a series of W&R Target Funds, Inc. (the "Corporation"). The Corporation's Board of Directors (the "Board," the members of which are referred to herein as the "Directors") is soliciting your vote for a Special Meeting of shareholders of the Fund (the "Special Meeting") to be held at 6300 Lamar Avenue, Overland Park, Kansas on January 20, 2005 at 2:00 p.m., Central time, and, if the Special Meeting is adjourned or postponed, at any adjournments or postponements of that meeting.

Solicitation of Proxies

         The Board is soliciting votes from shareholders of the Fund by the mailing of this Proxy Statement and the accompanying proxy card to shareholders on or about December 15, 2004. Shareholders of record at the close of business on November 15, 2004 (the "record date") are entitled to vote at the Special Meeting.

         The appointed proxies will vote in their discretion on any other business as may properly come before the Special Meeting or any adjournments or postponements thereof. Additional matters would only include matters that were not anticipated as of the date of this Proxy Statement.

Shareholder Reports

         Copies of the Fund's Annual Report for the fiscal year ended December 31, 2003 and Semi-Annual Report for the period ended June 30, 2004 have previously been mailed to shareholders. This Proxy Statement should be read in conjunction with the Annual and Semi-Annual Reports. You can obtain copies of the those reports, without charge, by writing to Waddell & Reed, Inc., 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217, or by calling 800-WADDELL.

OVERVIEW

         You are being asked to vote on one Proposal --- a new investment sub-advisory agreement between Waddell & Reed Investment Management Company ("WRIMCO") and BlackRock Financial Management, Inc. ("BlackRock") (the "Proposed Agreement"), with respect to the Fund.

         As explained below, the Proposed Agreement for the Fund is substantially identical (except for the contracting investment sub-adviser, its term and date) to the sub-advisory agreement currently in effect for the Fund, between WRIMCO and State Street Research & Management Company ("State Street") (the "Current Agreement").

         On August 26, 2004, MetLife, Inc. ("MetLife"), the parent company of State Street, entered into an agreement to sell SSRM Holdings, Inc., including its subsidiary State Street, to BlackRock, Inc. The sale is expected to be completed in January 2005. The Board is recommending the Proposed Agreement for the Fund because the Current Agreement will terminate when the sale is completed. The Investment Company Act of 1940, as amended (the "1940 Act"), provides generally that the sub-advisory agreement of an investment company must provide for automatic termination if assigned, such as when the investment sub-adviser or its parent company undergoes a significant change of ownership. The Current Agreement contains such a provision and, thus, will terminate upon completion of the sale transaction.

         BlackRock, Inc. is one of the largest publicly traded investment management firms in the United States with approximately $323 billion of assets under management as of September 30, 2004. BlackRock, Inc. is a majority owned indirect subsidiary of The PNC Financial Services Group, Inc., one of the largest financial services companies in the United States. BlackRock, Inc. and its affiliates manage assets on behalf of institutional and individual investors worldwide through a variety of equity, fixed income, liquidity and alternative investment products.

         The Board has carefully considered the matter and has concluded that it is appropriate and in the best interest of the Fund's shareholders for WRIMCO to enter into the Proposed Agreement for the Fund. Under the 1940 Act, WRIMCO cannot enter into the Proposed Agreement unless the shareholders of the Fund vote to approve the Proposed Agreement. The Meeting is being held to seek shareholder approval of the Proposed Agreement for the Fund. No change in advisory fee rate or scope of services from those under the Current Agreement is being proposed.

         Each share is entitled to cast one vote, and fractional shares are entitled to a proportionate fractional vote.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE TO APPROVE THE PROPOSED AGREEMENT FOR THE FUND.

PROPOSAL 1
PROPOSED AGREEMENT

Introduction

         Shareholders are being asked to approve the Proposed Agreement between WRIMCO and BlackRock with respect to the Fund. On November 10, 2004, the Board, including the Directors who are not "interested persons" of the Corporation, WRIMCO or BlackRock (the "Disinterested Directors"), unanimously voted to approve the Proposed Agreement and to recommend the Proposed Agreement to Fund shareholders for approval. If approved by the shareholders, the Proposed Agreement will take effect on the later of the date of such approval or the date of completion of the BlackRock transaction with MetLife which is anticipated to occur in January 2005. The Proposed Agreement will remain in effect until September 30, 2005 and will continue in effect thereafter only if its continuance is specifically approved at least annually (i) by the vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by the Board of Directors and (ii) by the vote, cast in person at a meeting called for that purpose, of a majority of the Disinterested Directors.

         The Board of Directors has considered the possibility that the BlackRock transaction with MetLife might be completed before the date of the Special Meeting and receipt of shareholder approval of the Proposed Agreement. Accordingly, the Board of Directors, including all of the Disinterested Directors, unanimously approved an interim sub-advisory agreement ("Interim Agreement") between WRIMCO and BlackRock with respect to the Fund pursuant to Rule 15a-4 under the 1940 Act.

         This Rule, under certain circumstances, allows an interim advisory agreement to take effect, and to remain in effect for up to 150 days, without receiving prior shareholder approval, as long as the fees payable under the interim advisory agreement do not exceed the fees payable under the predecessor agreement that had been approved by shareholders and certain other contractual provisions are included in the interim agreement. The Interim Agreement requires all advisory fees earned by BlackRock to be escrowed pending approval by Fund shareholders of the Proposed Agreement. If the Proposed Agreement is not approved, BlackRock will be entitled to receive from escrow the lesser of (i) any costs incurred in performing the Interim Agreement (plus interest earned on the amount while in escrow) and (ii) the total amount in the escrow account (plus interest earned). The Interim Agreement will take effect upon the completion of the BlackRock transaction with MetLife only if approval by Fund shareholders has not then been obtained and will continue in effect for a period of up to 150 days.

         A form of the Proposed Agreement is attached as Exhibit A. The description of the Proposed Agreement's terms in this section is qualified in its entirety by reference to Exhibit A.

Board Recommendation

The Board of Directors, including the Disinterested Directors, unanimously recommends that shareholders of the Fund vote "FOR" approval of the Proposed Agreement.

         For more information about the Directors' deliberations and the reasons for the Board's recommendation, please see the discussion under the heading "Evaluation by the Board."

Comparison of Current and Proposed Agreements

         The Proposed Agreement for the Fund is substantially identical (but for a few non-material changes) to the Current Agreement for the Fund. The date of the Proposed Agreement for the Fund will be the later of the date on which shareholders of the Fund approve the Proposed Agreement or the date of the completion of the BlackRock transaction with MetLife, and the initial term of the Proposed Agreement, if approved, expires on September 30, 2005. The next several paragraphs briefly summarize some important provisions of both the Proposed Agreement and the Current Agreement, but for a complete understanding of the Proposed Agreement, you should read Appendix A. For purposes of the discussion below, the Proposed Agreement and Current Agreement each will be referred to as the "Agreement."

Services and Obligations

         Under the Current Agreement, WRIMCO appointed State Street, and under the Proposed Agreement WRIMCO proposes to appoint BlackRock, to perform the portfolio selection services described below for the investment and reinvestment of the Fund's portfolio, subject to the supervision of WRIMCO and subject also to the control and direction of the Corporation's Board of Directors. State Street is deemed, and BlackRock will be deemed, to be an independent contractor and, except as expressly provided or authorized in the Agreement, State Street has no authority, and BlackRock will not have any authority, to act for or represent the Corporation or WRIMCO in any way or be deemed an agent of the Corporation or WRIMCO. Under the Agreement, the sub-adviser provides the below-listed services and assumes the following obligations with respect to the Fund.

         (1) Within the framework of the investment objective, policies and restrictions of the Fund, and subject to the supervision of WRIMCO, State Street has, and BlackRock will have, the sole and exclusive responsibility for the making and execution of all investment decisions for the Fund. The investment of the assets of the Fund are at all times subject to the applicable provisions of the Corporation's Articles of Incorporation and bylaws, as well as the registration statement, current prospectus and statement of additional information applicable to the Fund, and must conform to the investment objective, policies and restrictions of the Fund as set forth in such documents and as interpreted from time to time by the Board and by WRIMCO.

         (2) In carrying out its obligations to manage the investment and reinvestment of the assets of the Fund, State Street is, and BlackRock will be, required to (i) obtain and evaluate pertinent economic, statistical, financial and other information affecting the economy generally and individual companies or industries, the securities of which are included in the Fund or are under consideration for inclusion therein; (ii) formulate and implement a continuous investment program for the Fund consistent with the investment objective and related investment policies of the Fund as described above; and (iii) take such steps as are necessary to implement the aforementioned investment program by placing orders for such purchases and sales of securities with broker-dealers, which may include the placing, or directing the placement through an affiliate (if any) of the sub-adviser, of orders for such purchases and sales.

         (3) In connection with the purchase and sale of securities of the Fund, State Street arranges, and BlackRock will arrange, for the transmission to WRIMCO (or its designee) and the Custodian of the Fund on a daily basis such confirmations, trade tickets and other documents as may be necessary to enable them to perform their administrative responsibilities with respect to the Fund. State Street is, and BlackRock will be, required to render such reports to WRIMCO and/or the Board concerning the investment activity and portfolio composition of the Fund in such form and at such intervals as WRIMCO or the Board may from time to time require.

         (4) State Street does, and BlackRock will, in the name of the Corporation, place or direct the placement of orders for the execution of portfolio transactions in accordance with the policies with respect thereto, as set forth in the Fund's registration statement. In connection with the placement of orders for the execution of the Fund's portfolio transactions, State Street is, and BlackRock will be, required to create and maintain all necessary brokerage records of the Corporation in accordance with all applicable law, rules and regulations, including but not limited to, records required by Section 31(a) of the 1940 Act. The Agreement provides that all records will be the property of the Corporation and the sub-adviser shall make such records available for inspection and use by the Securities and Exchange Commission ("SEC"), the Corporation or any person retained by the Corporation.

         (5) In placing orders or directing the placement of orders for the execution of portfolio transactions, State Street selects, and BlackRock will select, brokers and dealers for the execution of the Fund's transactions. In selecting brokers or dealers to execute such orders, the sub-adviser is expressly authorized to consider the fact that a broker or dealer has furnished statistical, research or other information or services that enhance investment research and portfolio management capability generally. Also, in accordance with Section 28(e) of the Securities Exchange Act of 1934, as amended, the sub-adviser may negotiate with and assign to a broker a commission which may exceed the commission which another broker would have charged for effecting the transaction if the sub-adviser determines in good faith that the amount of commission charged was reasonable in relation to the value of brokerage and/or research services (services that provide lawful and appropriate assistance to the sub-adviser in the performance of investment decision-making responsibilities) (as defined in Section 28(e)) provided by such broker. Under the Agreement, State Street is, and BlackRock will be, required to render such reports, at such intervals and in such form as may be mutually agreed to WRIMCO and/or to the Board regarding the total amount and usage of all commissions generated as a result of trades executed for the Fund's portfolio, as well as information regarding third-party services, if any, received.

         On occasions when the sub-adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other customers, the Agreement permits the sub-adviser, to the extent permitted by applicable law, to aggregate the securities to be sold or purchased in order to obtain the best execution or lower brokerage commissions, if any. State Street and BlackRock each also may purchase or sell a particular security for one or more clients in different amounts. To the extent permitted by applicable law and regulations, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, are to be made in the manner a sub-adviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

         (6) State Street is, and BlackRock will be, required to review all proxy solicitation materials and is responsible for voting and handling all proxies in relation to the securities held in the Fund.

Standard of Care

         Under the Agreement, State Street is, and BlackRock will be, entitled to rely on information that it reasonably believes to be accurate and reliable. Except as may otherwise be provided by the 1940 Act, neither State Street nor BlackRock, nor their officers, directors, employees or agents shall be subject to any liability for any error of judgment or mistake of law or for any loss arising out of any investment or other act or omission in the performance of its duties under the Agreement or for any loss or damage resulting from the imposition by any government or exchange control restrictions which might affect the liquidity of the Fund's assets, or from acts or omissions of WRIMCO or custodians or other agents at the Corporation or the Fund or securities depositories, or from war or political act of any foreign government to which such assets might be exposed, provided that nothing in the Agreement will be deemed to protect, or purport to protect, that sub-adviser against any liability to the Corporation to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties under the Agreement, or by reason of reckless disregard of obligations and duties under the Agreement.

Compensation

         The Fund pays WRIMCO a fee accruing daily at an annual rate of 0.85% of net assets up to $1 billion, 0.83% of net assets over $1 billion and up to $2 billion, 0.80% of net assets over $2 billion and up to $3 billion, and 0.76% of net assets over $3 billion. WRIMCO pays State Street, and under the Proposed Agreement would pay BlackRock, a sub-advisory fee at the annual rate of 0.50% of the Fund's average daily net assets managed by the sub-adviser.

Renewal and Termination

Current Agreement

         The Current Agreement provides that it continues in effect until September 30, 2004, and from year to year thereafter, provided its continuance is specifically approved at least annually (i) by the vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by the entire Board and (ii) by the vote, cast in person at a meeting called for that purpose, of a majority of the Disinterested Directors. The Current Agreement also states that it can be terminated with respect to the Fund at any time, without the payment of any penalty, by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by a vote of majority of the entire Board on 60 days' written notice to State Street, or by either party to the Agreement upon 60 days' written notice to the other. The Current Agreement states that it will terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon termination of WRIMCO's advisory agreement with the Fund.

         The Fund is the successor to the Advantus Small Company Value Portfolio ("Value Portfolio"), which was reorganized as the Fund on September 22, 2003. Current Agreement was submitted to Value Portfolio shareholders on September 19, 2003 in connection with the reorganization of the Value Portfolio into the Target Small Cap Value Portfolio. On August 18, 2004, the Board, with the Disinterested Directors voting separately, unanimously approved the continuance of the Current Agreement until September 30, 2005.

Proposed Agreement

         The Proposed Agreement also states that it can be terminated with respect to the Fund at any time, without the payment of any penalty, by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by a vote of majority of the entire Board on 60 days' written notice to BlackRock, or by either party to the Agreement upon 60 days' written notice to the other. The Proposed Agreement states that it will terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon termination of WRIMCO's advisory agreement with the Fund.

Other Provisions

         The Agreement provides that each sub-adviser irrevocably submits to the jurisdiction of any state or United States federal court sitting in the State of Kansas.

Evaluation by the Board

         At a meeting held on November 10, 2004, the Board of Directors, including the Disinterested Directors, voted unanimously to approve the Proposed Agreement and to recommend that shareholders of the Fund vote to approve the Proposed Agreement. In connection with that approval and recommendation, the Directors met with representatives of BlackRock who provided the Directors with extensive information on BlackRock and its plans on how it proposes to manage the Fund.

         As part of their deliberations, the Directors first considered the general reputation, financial resources and business activities of BlackRock and its parent organization. They further considered the scope and quality of the services that BlackRock proposes to provide the Fund, including the fee rate for providing those services. BlackRock advised the Directors that it does not offer lower fees than the fees proposed under the Proposed Agreement for any other small cap value client. After considering information provided to them by BlackRock on those issues, the Directors concluded that BlackRock and its parent organization (including BlackRock's parent after completion of the merger with State Street), had sufficient resources and expertise to capably manage the Fund. The Directors also concluded that BlackRock's proposed fee was reasonable, particularly because the proposed fee is identical to the fee that the Fund currently pays State Street.

         The Directors discussed with BlackRock how BlackRock would manage the Fund on a day-to-day basis. BlackRock provided extensive information to the Directors on its investment philosophy, selection process and investment process. BlackRock further described to the Directors the risk profile and portfolio characteristics of accounts currently under BlackRock's management that have substantially the same investment objectives and restrictions as the Fund. BlackRock also described what they believed would be the total amount of assets that BlackRock could capably manage in the small capitalization value asset class, which would include the Fund's assets as well as the assets in another fund for which it is proposed that BlackRock would serve as sub-adviser and which is managed by Waddell & Reed Ivy Investment Company. BlackRock noted that they likely would recommend to the Directors that the Fund close to new investors once the aggregated assets in both of the funds proposed to be sub-advised by BlackRock reached approximately $400 million. BlackRock noted that they believe that permitting assets in excess of that amount to be invested in the Fund could be harmful to existing shareholders. As of November 30, 2004, the Fund's assets were approximately $127 million. As of November 30, 2004, the aggregated assets of both funds proposed to be managed by BlackRock were approximately $221 million.

         With respect to the nature and quality of the services to be provided, the Directors considered the performance of a small cap value equity composite comprised of all fully discretionary total return accounts managed by BlackRock, which generally invest in companies with market capitalization between the largest and smallest member of the Russell 2000 Index. The Directors considered that the composite outperformed the Russell 2000 Index for the last one- and two-year periods ended September 30, 2004 and since the inception date of the composite on January 1, 2002 through the period ended September 30, 2004.

         In addition, the Directors considered information provided by BlackRock regarding its use of brokers or dealers in Fund transactions that would provide research and other services to BlackRock, and the benefits that would be derived by the Fund and by other clients of BlackRock from such services. The Directors considered the extent of the services to be provided by BlackRock, described in the Proposed Agreement, including that BlackRock would be responsible for formulating and implementing a continuous investment program for the Fund consistent with the Fund's investment objective and policies.

         Although WRIMCO discussed in general with the Directors how economies of scale could be achieved as the Fund's assets grow, the Directors did not expressly consider whether economies of scale would be realized with respect to the Proposed Agreement because the sub-advisory fee is at a fixed rate that WRIMCO is required to pay to BlackRock. The Board understood that, because the proposed sub-advisory fee is based upon a fixed percentage of the Fund's average daily value of the net assets, the sub-advisory fee will increase proportionately to the increase in Fund assets.

         The Directors did not take into account the projected profits of BlackRock for managing the Fund, because the proposed relationship had not yet commenced and it would be difficult to project those profits. However, the Directors noted that, should shareholders approve the relationship, this issue would be closely monitored in the future. Likewise, the Directors did not consider comparisons of the proposed services with those of other contracts, except to the extent that the proposed arrangement with BlackRock would be virtually identical to the current relationship with State Street.

         The Directors also considered the terms of the current advisory agreement between the Corporation and the WRIMCO, with respect to the Fund, including the services that WRIMCO provides and the rate of advisory fee payable to WRIMCO. They also considered that: (a) WRIMCO was responsible for the selection, subject to Board and shareholder approval, of any sub-adviser to the Fund, as well as monitoring its performance; (b) WRIMCO would be responsible for BlackRock's compliance with the Fund's investment objective and policies and restrictions as well as compliance with the federal securities laws; and (c) WRIMCO was responsible for the overall success or failure of the Fund.

         In addition, the Disinterested Directors received advice from independent legal counsel and met separately from the full Board with their counsel. Based on the Directors' deliberations and their evaluation of the information described above, the Board of Directors, including all of the Disinterested Directors, unanimously approved the Proposed Agreement and concluded that the fees under the Proposed Agreement are fair and reasonable in light of such services and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment and that approval of the Proposed Agreement is in the best interests of the Fund. In addition, the Directors noted that BlackRock's proposed fee is identical to the fee that the Fund currently pays State Street and is the same fee paid by a similar fund managed by Waddell & Reed Ivy Investment Company.

         After carefully considering the information described above, the Board of Directors, including the Disinterested Directors, unanimously voted to approve the Proposed Agreement for the Fund and to recommend that the Fund's shareholders vote to approve the Proposed Agreement.

         In the event that the shareholders do not approve the Proposed Agreement, the Directors of the Corporation will consider what alternatives may then be available.

Vote Required

         Approval of Proposal 1 requires an affirmative vote of the lesser of (i) 67% or more of the Fund's shares present at the Special Meeting if more than 50% of the outstanding shares of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding shares of the Fund.

         The Board unanimously recommends that shareholders of the Fund vote "FOR" Proposal 1.

ADDITIONAL INFORMATION

Additional Information about Waddell & Reed Investment Management Company ("WRIMCO")

         WRIMCO, 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas, 66201-9217, is a subsidiary of Waddell & Reed Financial, Inc. ("Waddell & Reed"), 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas, 66201-9217, a publicly held company. WRIMCO currently provides investment advisory services to the Fund and other funds in the W&R Target Funds, Inc., Waddell & Reed Advisors Funds and Waddell & Reed InvestEd Portfolios, Inc.. WRIMCO is a SEC-registered investment adviser with approximately $19.8 billion in assets under management as of September 30, 2004. WRIMCO's affiliate, Waddell & Reed Services Company, provides administrative services to the Fund, and another of its affiliates, Waddell & Reed, Inc., distributes certain of the Policies (see "Additional Information About the Meeting - Voting Rights") for which the Fund serves as a funding vehicle.

         Under the Management Agreement, for WRIMCO's management services, the Fund pays WRIMCO a fee as described in the Prospectus. Management fees paid by the Fund for the fiscal years ended December 31, 2003, 2002, 2001 were $503,681, $367,199, $223,959, respectively. Prior to September 22, 2003, Management Fee was paid to Advantus Capital, the investment manager for the predecessor fund.

Additional Information about BlackRock Financial Management, Inc. ("BlackRock")

         BlackRock is an indirect, wholly-owned subsidiary of BlackRock, Inc., which trades on the New York Stock Exchange under the symbol BLK. Approximately 14% of BlackRock, Inc.'s stock is held by the public, while employees own 16% and a subsidiary of The PNC Financial Services Group, Inc. ("PNC") holds 70%. PNC, headquartered in Pittsburgh, is one of the nation's largest diversified financial services organizations providing regional banking, corporate banking, real estate finance, asset-based lending, wealth management, asset management and global fund services. Together with its affiliates, BlackRock serves as investment adviser to fixed income, equity and liquidity investors in the United States and overseas through fund and institutional accounts with combined total assets as of September 30, 2004, of approximately $323 billion.

         BlackRock currently manages three other funds with a small cap value strategy that have similar objectives to the Fund. BlackRock is the Adviser for the BlackRock Small Cap Value Equity Portfolio, which has approximately $134 million in assets as of October 29, 2004. For the management of the fund, BlackRock is paid at the rates of: 0.55% of net assets up to $1 billion; 0.50% of net assets over $1 billion and up to $2 billion; 0.475% of net assets over $2 billion and up to $3 billion; and 0.45% of net assets over $3 billion. In addition, BlackRock is the Sub-adviser for two additional clients, the first with approximately $144 million in assets as of October 29, 2004, and the second with approximately $114 million in assets as of October 29, 2004. BlackRock is paid a sub-advisory fee of 0.50% of net assets for each of these two funds.

         Wayne J. Archambo will be primarily responsible for the management of the Fund. Mr. Archambo, CFA, is Managing Director and Portfolio Manager with BlackRock. Prior to joining BlackRock in 2002, he was a founding partner and Manager of Boston Partners Asset Management, L.P., since that company's inception in 1995. Mr. Archambo graduated from Nichols College with a BS in economics and finance and holds an MBA degree from Babson College. He is a member of the Boston Security Analysts Society.

         The following table lists the names, addresses and principal occupations of the principal executive officer and each director of BlackRock:

Name and Address	Status or Title with BlackRock
Lawrence Douglas Fink	Chairman and Chief Executive Officer
Ralph Lewis Schlosstein	President and Director
Robert Steven Kapito	Vice President and Director
Robert Peter Connolly	General Counsel, Secretary and Managing Director
Paul L. Audet	Chief Financial Officer and Managing Director
Henry Gabbay	Managing Director, Portfolio Compliance
Bartholomew Angelo Battista	Managing Director, Regulatory Compliance

         The address of the principal executive officer and each of directors listed above is BlackRock Financial, Inc., 40 East 52nd Street, New York, NY 10022.

Organization and Management of the Corporation

         The Corporation is governed by the Board of Directors. A majority of the Board members are Disinterested Directors. The Board elects the officers who are responsible for administering the Fund's day-to-day operations.

         Each Director and officer serves an indefinite term, until he or she dies, resigns, is removed or becomes disqualified. The Disinterested Directors and their principal occupations during the past five years are:

NAME, ADDRESS AND AGE	POSITION HELD WITH THE FUND	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
James M. Concannon 6300 Lamar Avenue Overland Park, KS 66202 Age: 56	Director	Professor of Law, Washburn Law School (1998 to present); formerly, Dean, Washburn Law School (1988 to 2001)
John A. Dillingham 4040 Northwest Claymont Drive Kansas City, MO 64116 Age: 65	Director	President and Director, JoDill Corp. (1980 to present) and Dillingham Enterprises, Inc. (1997 to present), both farming enterprises
David P. Gardner 6300 Lamar Avenue Overland Park, KS 66202 Age: 71	Director	Formerly, president, William and Flora Hewlett Foundation (1993 to 1999)
Linda K. Graves 6300 Lamar Avenue Overland Park, KS 66202 Age: 51	Director	Shareholder/Attorney, Levy & Craig, P.C. (1994 to present) (currently on leave of absence); formerly, First Lady of Kansas (1995 to 2003)
Joseph Harroz, Jr. 6300 Lamar Avenue Overland Park, KS 66202 Age: 37	Director

Vice President and General Counsel of the Board of Regents, University of Oklahoma (1996 to present); Adjunct Professor, University of Oklahoma Law School (1997 to present); Managing Member, Harroz Investments, LLC, commercial enterprise investments (1998 to present)

John F. Hayes 6300 Lamar Avenue Overland Park, KS 66202 Age: 84	Director	Shareholder, Gilliland & Hayes, P.A., a law firm; formerly Chairman, Gilliland & Hayes (1995 to 2003)
Glendon E. Johnson, Sr. 6300 Lamar Avenue Overland Park, KS 66202 Age: 80	Director	Retired
Eleanor B. Schwartz 6300 Lamar Avenue Overland Park, KS 66202 Age: 67	Director

Professor Emeritus, University of Missouri at Kansas City (2003 to present); formerly, Professor of Business Administration (1980 to 2003)and Chancellor (1991 to 1999), University of Missouri at Kansas City

Frederick Vogel III 6300 Lamar Avenue Overland Park, KS 66202 Age: 69	Director	Retired

         The Directors considered by the Corporation and its counsel to be "interested persons" (as defined in the 1940 Act) of the Fund are:

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH THE FUND	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Keith A. Tucker 6300 Lamar Avenue Overland Park, KS 66202 Age: 59	Chairman of the Board Director

Chairman of the Board, Chief Executive Officer and Director of Waddell & Reed (1998 to present); Principal Financial Officer of Waddell & Reed (1998 to 1999); Chairman of the Board and Director of Waddell & Reed, Inc., WRIMCO and WRSCO (1993 to present); Chairman of the Board and Director/Trustee of each of the funds in the Fund Complex

Henry J. Herrmann 6300 Lamar Avenue Overland Park, KS 66202 Age: 61	President Director

President, Chief Investment Officer and Director of Waddell & Reed (1998 to present); Treasurer of Waddell & Reed (1998 to 1999); Director of Waddell & Reed, Inc.; President, Chief Executive Officer, Chief Investment Officer and Director of WRIMCO (1993 to present); President, Chief Executive Officer and Director of Waddell & Reed Ivy Investment Company (WRIICO) (2002 to present); President and Director/Trustee of each of the funds in the Fund Complex

Frank J. Ross, Jr. Polsinelli Shalton Welte Suelthaus PC 700 West 47th Street Suite 1000 Kansas City, MO 64112 Age: 51	Director	Shareholder/Director, Polsinelli Shalton Welte Suelthaus PC, a law firm (1980 to present)

         The Board has appointed officers who are responsible for the day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Herrmann, who is President of the Corporation, the Corporation's officers are:

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH THE FUND	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Theodore W. Howard 6300 Lamar Avenue Overland Park KS 66202 Age: 62	Vice President Treasurer Principal Accounting Officer Principal Financial Officer

Senior Vice President of WRSCO (2001 to present); Vice President (1987 to present), Treasurer and Principal Accounting Officer (1976 to present) and Principal Financial Officer (2002 to present) of each of the funds in the Fund Complex; Vice President of WRSCO (1988 to 2001)

Kristen A. Richards 6300 Lamar Avenue Overland Park KS 66202 Age: 36	Vice President Secretary Associate General Counsel

Vice President, Associate General Counsel and Chief Compliance Officer of WRIMCO (2000 to present) and WRIICO (2002 to present); Vice President, Secretary and Associate General Counsel of each of the funds in the Fund Complex (2000 to present); Assistant Secretary of funds in the Fund Complex (1998 to 2000); Compliance Officer of WRIMCO (1998 to 2000)

Daniel C. Schulte 6300 Lamar Avenue Overland Park KS 66202 Age: 38	Vice President General Counsel Assistant Secretary

Senior Vice President, Assistant Secretary and General Counsel of Waddell & Reed (2000 to present); Senior Vice President and General Counsel of Waddell & Reed, Inc. WRIMCO and WRSCO (2000 to present); Senior Vice President, Assistant Secretary and General Counsel of WRIICO (2002 to present); Vice President, General Counsel and Assistant Secretary of each of the funds in the Fund Complex (2000 to present); Assistant Secretary of Waddell & Reed (1998 to 2000)

         As of September 30, 2004, the Corporation believes that its Directors and officers, as a group, owned less than 1% of the outstanding shares of the Portfolio.

ADDITIONAL INFORMATION ABOUT THE MEETING

Voting Rights

         Shareholders of record on November 15, 2004 (the "record date") are entitled to be present and to vote at the Special Meeting or any adjourned meeting. The number of shares that you may vote is the total of the number shown on the proxy card accompanying this Proxy Statement. Shareholders are entitled to one vote for each full share and a proportionate vote for each fractional share held.

         The shares of the Fund are currently sold only to variable life insurance separate accounts and variable annuity separate accounts (hereinafter collectively referred to as the "Variable Accounts") as a funding vehicle for certain variable life insurance policies and certain variable annuity contracts (collectively, the "Policies") offered by the Variable Accounts of certain life insurance companies (each, a "Participating Insurance Company"). As of the date of this proxy statement, the Participating Insurance Companies are Nationwide Insurance Company and Minnesota Life Insurance Company. Each of the Variable Accounts has a sub-account ("Sub-Account"), the assets of which are invested in shares of the Fund. As of the record date, the Fund had 7,305,578 outstanding shares.

         Each Participating Insurance Company is the legal owner of all Fund shares held by that Participating Insurance Company. In accordance with its view of applicable law, each Participating Insurance Company is soliciting voting instructions from the owners of the Policies issued by it ("Policyowners") with respect to all matters to be acted upon at the Special Meeting. The Policyowners permitted to give instructions for the Fund and the number of Fund shares for which instructions may be given will be determined as of the Record Date for the Special Meeting. The number of votes which a Policyowner has the right to instruct will be calculated separately for each Variable Account. That number will be determined by applying the Policyowner's percentage interest, if any, in the Sub-Account holding shares of the Fund to the total number of votes attributable to that Sub-Account. All Fund shares held by the Variable Accounts of a Participating Insurance Company will be voted in accordance with voting instructions received from its Policyowners. Each Participating Insurance Company will vote Fund shares attributable to its Policies as to which no timely instructions are received, and any Fund shares held by that Participating Insurance Company as to which Policyowners have no beneficial interest, in proportion to the voting instructions, including abstentions, which are received with respect to its Policies participating in the Fund.

Revocation of Proxies

         Any shareholder giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Corporation at the address shown at the beginning of this Proxy Statement) or in person at the Special Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Corporation.

Quorum, Voting at the Meeting and Adjournment

         The presence in person or by proxy of a majority of the Fund's shares of all classes entitled to vote is a quorum for the transaction of business. In the event that a quorum of shareholders is not represented at the Special Meeting, the Special Meeting may be adjourned by a majority of the Fund's shareholders present in person or by proxy until a quorum exists. If there are insufficient votes to approve the Proposal, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit additional time for the solicitation of proxies, in accordance with applicable law. Adjourned meetings must be held within a reasonable time after the date originally set for the meeting (but not more than 90 days after the record date). Solicitation of votes may continue to be made without any obligation to provide any additional notice of the adjournment. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal and will vote against any such adjournment those proxies to be voted against the Proposal.

         For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" (i.e., shares held by brokers or nominees, typically in "street name," as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be treated as shares that are present for purposes of determining a quorum. For purposes of determining the approval of the proposals, abstentions and broker "non-votes" will be treated as shares voted "Against" the proposals. Accordingly, shareholders are urged to vote or forward their voting instructions promptly.

Other Matters to Come Before the Meeting

         Management of the Fund does not know of any matters to be presented at the Special Meeting other than those described in this Proxy Statement. If other business should properly come before the Special Meeting, the proxy holders will vote thereon in accordance with their best judgment.

Shareholder Proposals for Future Meetings

         The Fund is not required to hold annual meetings of shareholders and currently does not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act. In order for a shareholder proposal to be considered for inclusion in the proxy statement at any subsequent meeting of shareholders, the proposal must be submitted a reasonable time before the proxy statement for that meeting is mailed. Whether a proposal is timely submitted in the proxy statement will be determined in accordance with applicable federal and state laws. The timely submission of a proposal does not guarantee its inclusion.

Principal Shareholders

         The only persons known to own of record or beneficially 5% or more of the outstanding shares of the Fund as of the record date were:

	Shares owned
Name and Address	Beneficially
of Beneficial Owner	or of Record	Percent
-------------------	------------	-------

Minnesota Life Insurance Co	2,614,578.856	35.86%
Individual Annuities
400 Robert St N
Saint Paul MN 55101-2015

Minnesota Life Insurance Co	2,096,233.145	28.75%
Individual Life
400 Robert St N
Saint Paul MN 55101-2015

Minnesota Life Insurance Co	1,867,102.482	25.61%
Group Life
400 Robert St N
Saint Paul MN 55101-2015

 Expenses

         BlackRock has agreed to bear the total costs of the Special Meeting, which includes all the costs of preparing, printing and mailing the proxy materials for the Special Meeting of shareholders of the Corporation and all costs of solicitation of proxies.

Additional Proxy Solicitation Information

By order of the Board of Directors,

Kristen A. Richards
Secretary

December 15, 2004

Exhibit A

[PROPOSED INVESTMENT SUB-ADVISORY AGREEMENT]

         THIS AGREEMENT, made as of the _________________, by and between Waddell & Reed Investment Management Company, a Kansas corporation, registered as an Investment Adviser under the Investment Advisers Act of 1940 (the "Adviser") and Blackrock Financial Management, Inc., a Delaware corporation, registered as an Investment Adviser under the Investment Advisers Act of 1940 (the "Sub-Adviser").

         WHEREAS, the Adviser is the investment manager to W&R Target Funds, Inc., (the "Funds"), an open-end diversified management investment company organized as a series fund, registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

         WHEREAS, the Adviser desires to retain the Sub-Adviser to furnish it with portfolio selection and related research and statistical services in connection with the Adviser's investment advisory activities on behalf of the Funds' Small Cap Value Portfolio (hereinafter "Portfolio"), and the Sub-Adviser desires to furnish such services to the Adviser;

         NOW, THEREFORE, in consideration of the premises and the terms and conditions hereinafter set forth, it is agreed as follows:

         1.         Appointment of Sub-Adviser

         In accordance with and subject to the Investment Management Agreement between the Funds and the Adviser dated July 23, 2003, the Adviser hereby appoints the Sub-Adviser to perform portfolio selection services described herein for investment and reinvestment of the Portfolio, subject to the control and direction of the Funds' Board of Directors, for the period and on the terms hereinafter set forth. The Sub-Adviser accepts such appointment and agrees to furnish the services hereinafter set forth for the compensation herein provided. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized, have no authority to act for or represent the Funds or the Adviser in any way or otherwise be deemed an agent of the Funds or the Adviser.

         2.         Obligations of and Services to be Provided by the Sub-Adviser

         (a)         The Sub-Adviser shall provide the following services and assume the following obligations with respect to the Portfolio of the Funds:
(1)

The investment of the assets of the Portfolio shall at all times be subject to the applicable provisions of the Articles of Incorporation, the Bylaws, the Registration Statement, the current Prospectus and the Statement of Additional Information of the Funds and shall conform to the investment objectives, policies and restrictions of the Portfolio as set forth in such documents provided to Sub-adviser and as interpreted from time to time by the Board of Directors of the Funds and by the Adviser, including diversification of the holdings of the Portfolio as a segregated asset account in accordance with Section 817 of the Internal Revenue Code, as amended (the "Code"), and Regulation Section 1.817-5 thereunder, provided that the Adviser shall be responsible for ensuring that the Funds as a whole is "adequately diversified" if and to the extent required by Section 817(h) of the Code and Regulation 1.817-5 thereunder. Within the framework of the investment objectives, policies and restrictions of the Portfolio, and subject to the supervision of the Adviser, the Sub-Adviser shall have the sole and exclusive responsibility for the making and execution of all investment decisions for the Portfolio. The Adviser agrees to promptly inform the Sub-Adviser in writing if such objective, policies or restrictions change and to deliver to the Sub-Adviser updated documents, if prepared.

(2)

In carrying out its obligations to manage the investments and reinvestments of the assets of the Portfolio, the Sub-Adviser shall: (1) obtain and evaluate pertinent economic, statistical, financial and other information affecting the economy generally and individual companies or industries the securities of which are included in the Portfolio or are under consideration for inclusion therein; (2) formulate and implement a continuous investment program for the Portfolio consistent with the investment objective and related investment policies for the Portfolio as set forth in the Funds' Registration Statement, as amended; and (3) take such steps as are necessary to implement the aforementioned investment program by purchase and sale of securities including the placing, or directing the placement through an affiliate of the Sub-Adviser, of orders for such purchases and sales.

(3)

In connection with the purchase and sale of securities of the Portfolio, the Sub-Adviser shall arrange for the transmission to the Adviser (or its designee) and the Custodian for the Funds on a daily basis such confirmation, trade tickets and other documents as may be necessary to enable them to perform their administrative responsibilities with respect to the Portfolio. With respect to portfolio securities to be purchased or sold through the Depository Trust Company, the Sub-Adviser shall arrange for the automatic transmission of the I.D. confirmation of the trade to the Custodian of the Portfolio. The Sub-Adviser shall render such reports to the Adviser and/or to the Funds' Board of Directors concerning the investment activity and portfolio composition of the Portfolio in such form and at such intervals as the Adviser or the Board may from time to time reasonably require.

(4)

The Sub-Adviser shall, in the name of the Funds, place or direct the placement of orders for the execution of portfolio transactions in accordance with the policies with respect thereto, as set forth in the Funds' Registration Statement, as amended from time to time, and under the Securities Act of 1933, as amended (the "1933 Act") and the 1940 Act. In connection with the placement of orders for the execution of the Portfolio's transactions, the Sub-Adviser shall create and maintain all necessary brokerage records of the Funds in accordance with all applicable law, rules and regulations, including but not limited to, records required by Section 31(a) of the 1940 Act. All records shall be the property of the Funds and shall be available for inspection and use by the Securities and Exchange Commission, the Funds or any person retained by the Funds. Where applicable, such records shall be maintained by the Sub-Adviser for the period and in the place required by Rule 31a-2 under the 1940 Act.

(5)

In placing orders or directing the placement of orders for the execution of portfolio transactions, the Sub-Adviser shall select brokers and dealers for the execution of the Portfolio's transactions. In selecting brokers or dealers to execute such orders, the Sub-Adviser is expressly authorized to consider the fact that a broker or dealer has furnished statistical, research or other information or services which enhance the Sub-Adviser's investment research and portfolio management capability generally. It is further understood in accordance with Section 28(e) of the Securities Exchange Act of 1934, as amended, that the Sub-Adviser may negotiate with and assign to a broker a commission which may exceed the commission which another broker would have charged for effecting the transaction if the Sub-Adviser determines in good faith that the amount of commission charged was reasonable in relation to the value of brokerage and/or research services (as defined in Section 28(e)) provided by such broker, viewed in terms either of the Portfolio's or the Sub-Adviser's overall responsibilities to the Sub-Adviser's discretionary accounts.

The Sub-Adviser shall render such reports to the Adviser and/or to the Funds' Board of Directors regarding the total amount and usage of all commissions generated as a result of trades executed for the Portfolio's holdings, as well as information regarding third-party services, if any, received by the Sub-Adviser as a result of trading activity with select brokers and dealers.

         (b)         The Sub-Adviser shall use the same skill and care in providing services to the Portfolio as it uses in providing services to fiduciary accounts for which it has investment responsibility. The Sub-Adviser will comply with all applicable rules and regulations of the Securities and Exchange Commission.

         (c)         The Sub-Adviser shall (i) comply with all reasonable requests of the Funds (through the Adviser) for information, including information required in connection with the Trust's filings with the Securities and Exchange Commission (the "SEC") and state securities commissions, and (ii) provide such other services as the Sub-Adviser shall from time to time determine to be necessary or useful to the administration of the Funds.

         (d)         The Sub-Adviser shall furnish to the Adviser for distribution to the Funds' Board of Directors periodic reports on the investment performance of the Portfolio and on the performance of its obligations under this Agreement and shall supply such additional reports and information as the Funds' officers or Board of Directors shall reasonably request.

         (e)         On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other customers, the Sub-Adviser, to the extent permitted by applicable law, may aggregate the securities to be so sold or purchased in order to obtain the best execution or lower brokerage commissions, if any. The Sub-Adviser also may purchase or sell a particular security for one or more customers in different amounts. On either occasion, and to the extent permitted by applicable law and regulations, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to such other customers. In no instance, however, will the Fund's assets be purchased from or sold to the Adviser, the Sub-Adviser, the Funds' underwriter, or any affiliated person of either the Funds, the Adviser, the Sub-Adviser or the principal underwriter, acting as principal in the transaction, except to the extent permitted by the SEC and the 1940 Act.

         (f)         Consistent with U.S. securities laws, the Sub-Adviser agrees to adopt written trade allocation procedures that are "fair and equitable" to its clients which are consistent with the investment policies set out in the prospectuses and statements of additional information (including amendments) of the Portfolio or as the Funds' Board of Directors may direct from time to time. The Sub-Adviser also agrees to effect securities transactions in client accounts consistent with the allocation system described in such written procedures, to keep accurate records of such transactions and to fully disclose such trade allocation procedures and practices to clients.

         (g)         The Sub-Adviser shall review all proxy solicitation materials and be responsible for voting and handling all proxies in relation to the securities held in the Portfolio. The Adviser shall instruct the custodian and other appropriate parties providing services to the Portfolio to promptly forward misdirected proxies to the Sub-Adviser.

         The Sub-Adviser shall provide to the Advisor a copy of Sub-Adviser's written proxy voting policies and procedures, as adopted, including policies on addressing potential conflicts of interest and a copy of any summary of the procedures, if applicable. Sub-Adviser shall also be responsible for maintaining records with respect to the proxy votes cast for the Portfolio. The records shall conform to the applicable SEC proxy regulations.

         Records of all applicable proxy voting records will be provided to the Adviser within 3 business days of any request, written or oral (voting records should be available in hard and soft copy).

         (h)         The Sub-Adviser shall review all notices, including but not limited to corporate action notices, and provide and respond to all corresponding requests for information in relation to the securities held in the Portfolio. The Adviser shall instruct the custodian and other appropriate parties providing services to the Portfolio to promptly forward misdirected corporate action notices to the Sub-Adviser.

         (i)         The Sub-Adviser shall promptly notify the Adviser of any financial condition that is likely to impair the Sub-Adviser's ability to fulfill its commitment under this Agreement and/or any termination or resignation of senior (key) personnel.

         3.         Delivery of Documents to the Adviser. The Sub-Adviser has furnished the Adviser with copies of each of the following documents:

         (a)         The Sub-Adviser's current Form ADV and any amendments thereto, if applicable;

         (b)         The Sub-Adviser's most recent audited balance sheet;

         (c)         Separate lists of persons whom the Sub-Adviser wishes to have authorized to give written and/or oral instructions to the custodian and the fund accounting agent of Trust assets for the Portfolio; and

         (d)         The Code of Ethics of the Sub-Adviser as currently in effect.

         The Sub-Adviser will furnish the Adviser from time to time with copies, properly certified or otherwise authenticated, of all material amendments of or supplements to the foregoing, if any. Additionally, the Sub-Adviser will provide to the Adviser such other documents relating to its services under this Agreement as the Adviser may reasonably request on a periodic basis. Such amendments or supplements as to items (a) through (d) above will be provided within 30 days of the time such materials became available to the Sub-Adviser.

         4.         Expenses

         During the terms of this Agreement, the Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement.

         5.         Compensation

         In payment for the investment sub-advisory services to be rendered by the Sub-Adviser in respect of the Portfolio hereunder, the Adviser shall pay to the Sub-Adviser as full compensation for all services hereunder a fee computed at an annual rate which shall be a percentage of the average daily value of the net assets of the Portfolio. The fee shall be accrued daily and shall be based on the net asset values of all of the issued and outstanding shares of the Fund as determined as of the close of each business day pursuant to the Articles of Incorporation, Bylaws and currently effective Prospectus and Statement of Additional Information of the Funds. The fee shall be payable in arrears on the last day of each calendar month.

         The amount of such annual fee, as applied to the average daily value of the net assets of the Portfolio shall be as described in the schedule below:

Assets	Fee
Net Portfolio Assets	0.50%

               6.         Renewal and Termination

         This Agreement shall continue in effect until September 30, 2005, and from year to year thereafter provided such continuance is specifically approved at least annually by a vote of the holders of the majority of the outstanding voting securities of a Portfolio, or by a vote of the majority of the Funds' Board of Directors. And further provided that such continuance is also approved annually by a vote of the majority of the Funds' Board of Directors who are not parties to this Agreement or interested persons of parties hereto, cast in person at a meeting called for the purpose of voting on such approval. This Agreement may be terminated at any time without payment of penalty: (i) by the Funds' Board of Directors or by a vote of a majority of the outstanding voting securities of the class of capital stock of the Portfolio on sixty days' prior written notice, or (ii) by either party hereto upon sixty days' prior written notice to the other. This Agreement will terminate automatically upon any termination of the Investment Management Agreement between the Funds and the Adviser or in the event of its assignment. The terms "interested person," "assignment" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the 1940 Act.

         7.         General Provisions

         (a)         The Sub-Adviser may rely on information reasonably believed by it to be accurate and reliable. Except as may otherwise be provided by the 1940 Act, neither the Sub-Adviser nor its officers, directors, employees or agents shall be subject to any liability for any error of judgment or mistake of law or for any loss arising out of any investment or other act or omission in the performance by the Sub-Adviser of its duties under this Agreement or for any loss or damage resulting from the imposition by any government or exchange control restrictions which might affect the liquidity of the Portfolio's assets, or from acts or omissions of custodians or securities depositories, or from any war or political act of any foreign government to which such assets might be exposed, provided that nothing herein shall be deemed to protect, or purport to protect, the Sub-Adviser against any liability to the Portfolio or to its shareholders to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder, or by reason of the Sub-Adviser's reckless disregard of its obligations and duties hereunder.

         (b)         The Adviser and the Funds' Board of Directors understand that the value of investments made for the Account may go up as well as down, is not guaranteed and that investment decisions will not always be profitable. The Adviser has not made and is not making any guarantees, including any guarantee as to any specific level of performance of the Portfolio. The Adviser and the Funds' Board of Directors acknowledge that each Portfolio is designed for the described investment objective and is not intended as a complete investment program. They also understand that investment decisions made on behalf of the Portfolio by Sub-Adviser are subject to various market and business risks.

         (c)         This Agreement shall not become effective unless and until it is approved by the Board of Directors of the Funds, including a majority of the members who are not "interested persons" to parties to this Agreement, by a vote cast in person at a meeting called for the purpose of voting such approval, and by a majority of the outstanding voting securities of the class of capital stock of the Fund.

         (d)         The Adviser understands that the Sub-Adviser now acts, will continue to act, or may act in the future, as investment adviser to fiduciary and other managed accounts, including other investment companies, and the Adviser has no objection to the Sub-Adviser so acting, provided that the Sub-Adviser duly performs all obligations under this Agreement. The Adviser also understands that the Sub-Adviser may give advice and take action with respect to any of its other clients or for its own account which may differ from the timing or nature of action taken by the Sub-Adviser with respect to the Portfolio. Nothing in this Agreement shall impose upon the Sub-Adviser any obligation to purchase or sell or to recommend for purchase or sale, with respect to the Portfolio, any security which the Sub-Adviser or its shareholders, directors, officers, employees or affiliates may purchase or sell for its or their own account(s) or for the account of any other client.

         (e)         Except to the extent necessary to perform its obligations hereunder, nothing herein shall be deemed to limit or restrict the right of the Sub-Adviser, or the right of any of its officers, directors or employees who may also be an officer, director or employee of the Funds, or persons otherwise affiliated with the Funds (within the meaning of the 1940 Act) to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other trust, corporation, firm, individual or association.

         8.         Confidential Treatment. It is understood that any information or recommendation supplied by the Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Adviser, the Fund or such persons as the Adviser may designate in connection with the Portfolio. It is also understood that any information supplied to the Sub-Adviser in connection with the performance of its obligations hereunder, particularly, but not limited to, any list of securities which, on a temporary basis, may not be bought or sold for the Portfolio, is to be regarded as confidential and for use only by the Sub-Adviser in connection with its obligation to provide investment advice and other services to the Portfolio.

         9.         Representations and Warranties. The Sub-Adviser hereby represents and warrants as follows:

         (a)         The Sub-Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and such registration is current, complete and in full compliance with all material applicable provisions of the Advisers Act and the rules and regulations thereunder;

         (b)         The Sub-Adviser has all requisite authority to enter into, execute, deliver and perform the Sub-Adviser's obligations under this Agreement;

         (c)         The Sub-Adviser's performance of its obligations under this Agreement does not conflict with any law, regulation or order to which the Sub-Adviser is subject; and

         (d)         The Sub-Adviser has reviewed the portion of (i) the registration statement filed with the SEC, as amended from time to time, for the Funds' ("Registration Statement"), and (ii) Funds' prospectuses and statements of additional information (including amendments) thereto, in each case in the form received from the Adviser with respect to the disclosure about the Sub-Adviser and the Funds of which the Sub-Adviser has knowledge and except as advised in writing to the Adviser such Registration Statement, prospectuses and statements of additional information (including amendments) contain, as of their respective dates, no untrue statement of any material fact of which the Sub-Adviser has knowledge and do not omit any statement of a material fact of which the Sub-Adviser has knowledge which was required to be stated therein or necessary to make the statements contained therein not misleading.

         10.         Use of Names.

         (a)         The Sub-Adviser acknowledges and agrees that the names W&R Target Funds, Inc. and Waddell & Reed Investment Management Company, and abbreviations or logos associated with those names, are the valuable property of the Adviser and its affiliates; that the Funds, the Adviser and their affiliates have the right to use such names, abbreviations and logos; and that the Sub-Adviser shall use the names W&R Target Funds, Inc. and Waddell & Reed Investment Management Company, and associated abbreviations and logos, only in connection with the Sub-Adviser's performance of its duties hereunder. Further, in any communication with the public and in any marketing communications of any sort, the Sub-Adviser agrees to obtain prior written approval from the Adviser before using or referring to W&R Target Funds, Inc. and Waddell & Reed Investment Management Company, or the Portfolio or any abbreviations or logos associated with those names; provided that nothing herein shall be deemed to prohibit the Sub-Adviser from referring to the performance of the Portfolio in the Sub-Adviser's marketing material as long as such marketing material does not constitute "sales literature" or "advertising" for the Portfolio, as those terms are used in the rules, regulations and guidelines of the SEC and the National Association of Securities Dealers, Inc.

         (b)         The Sub-Adviser acknowledges that the Portfolio and its agents may use the "Blackrock Financial" and "Blackrock Financial Management, Inc." names and the name of the responsible portfolio manager(s) in connection with accurately describing the activities of the Portfolio, including use with marketing and other promotional and informational material relating to the Portfolio. The Sub-Adviser hereby agrees and consents to the use of the Sub-Adviser's name upon the foregoing terms and conditions.

         11.         Reports by the Sub-Adviser and Records of the Portfolio. The Sub-Adviser shall furnish the Adviser monthly, quarterly and annual reports concerning transactions and performance of the Portfolio, including information required to be disclosed in the Funds' Registration Statement, in such form as may be mutually agreed. The Sub-Adviser shall permit the financial statements, books and records with respect to the Portfolio to be inspected and audited by the Funds, the Adviser or their agents at all reasonable times during normal business hours. The Sub-Adviser shall immediately notify and forward to both the Adviser and legal counsel for the Funds any legal process served upon it on behalf of the Adviser or the Funds. The Sub-Adviser shall promptly notify the Adviser of any changes in any information concerning the Sub-Adviser of which the Sub-Adviser becomes aware that would be required to be disclosed in the Funds' Registration Statement.

         In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser agrees that all records it maintains for the Portfolio are the property of the Portfolio and the Funds and further agrees to surrender promptly to the Funds or the Adviser any such records upon the Funds' or the Adviser's request. The Sub-Adviser further agrees to maintain for the Funds the records the Funds are required to maintain under Rule 31a-1(b) insofar as such records relate to the investment affairs of the Portfolio. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records it maintains for the Funds.

         12.         Indemnification. The Sub-Adviser agrees to indemnify and hold harmless the Adviser, any affiliated person within the meaning of Section 2(a)(3) of the 1940 Act ("affiliated person") of the Adviser and each person, if any, who, within the meaning of Section 15 of the Securities Act of 1933, as amended (the "1933 Act"), controls ("controlling person") the Adviser, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Adviser, the Portfolio, the Funds or such affiliated person or controlling person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Sub-Adviser's responsibilities as sub-adviser of the Portfolio (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence of the Sub-Adviser, any of the Sub-Adviser's employees or representatives or any affiliate of or any person acting on behalf of the Sub-Adviser, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, prospectuses or statements of additional information covering the Portfolio or the Funds or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made in reliance upon written information furnished by the Sub-Adviser to the Adviser, the Funds or any affiliated person of the Adviser or the Funds expressly for use in the Funds' Registration Statement, or upon verbal information confirmed by the Sub-Adviser in writing expressly for use in the Funds' Registration Statement or (3) to the extent of, and as a result of, the failure of the Sub-Adviser to execute, or cause to be executed, portfolio transactions according to the standards and requirements of the 1940 Act; provided, however, that in no case is the Sub-Adviser's indemnity in favor of the Adviser or any affiliated person or controlling person of the Adviser deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

         The Adviser agrees to indemnify and hold harmless the Sub-Adviser against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Sub-Adviser or such affiliated person or controlling person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Adviser's responsibilities as investment manager of the Portfolio (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence of the Adviser, any of the Adviser's employees or representatives or any affiliate of or any person acting on behalf of the Adviser, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, prospectuses or statements of additional information covering the Portfolio or the Funds or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made by the Funds other than in reliance upon written information furnished by the Sub-Adviser, or any affiliated person of the Sub-Adviser, expressly for use in the Funds' Registration Statement or other than upon verbal information confirmed by the Sub-Adviser in writing expressly for use in the Funds' Registration Statement; provided, however, that in no case is the Adviser's indemnity in favor of the Sub-Adviser deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

         13.         Assignment by the Sub-adviser. This Agreement shall not be assigned by the Sub-adviser to any other person or company without the Adviser's prior written consent.

         14.         Jurisdiction. The Sub-adviser irrevocably submits to the jurisdiction of any state or U.S. federal court sitting in the State of Kansas over any suit, action or proceeding arising out of or relating to this proposal and the agreement contemplated herein. The Sub-adviser irrevocably waives, to the fullest extent permitted by law, any objection which it may have to the laying of the venue of any such suit, action or proceeding brought in such a court and any claim that any such suit, action or proceeding brought in such a court has been brought in an inconvenient forum. The Sub-adviser agrees that final judgment in any such suit, action or proceeding brought in such a court shall be conclusive and binding upon the Sub-adviser, and may be enforced to the extent permitted by applicable law in any court of the jurisdiction of which the Sub-adviser is subject by a suit upon such judgment.

         Nothing in this Section 14 shall affect the right of the Adviser to serve process in any manner permitted by law or limit the right of the Adviser to bring proceedings against the Sub-adviser in the courts of any jurisdiction or jurisdictions.

         15.         Notices. All notices or other communications required or permitted to be given hereunder shall be in writing and shall be delivered or sent by pre-paid first class letter post to the following addresses or to such other address as the relevant addressee shall hereafter notify for such purpose to the others by notice in writing and shall be deemed to have been given at the time of delivery.

If to the Adviser:	WADDELL & REED INVESTMENT MANAGEMENT COMPANY
6300 Lamar Avenue
Overland Park, KS 66202, U.S.A.
Attention: Henry J. Herrmann, President

If to the Fund or Portfolio:	W&R TARGET FUNDS, INC.
6300 Lamar Avenue
Overland Park, KS 66202, U.S.A.
Attention: Kristen A. Richards, Vice President and Secretary

If to the Sub-Adviser:	BLACKROCK FINANCIAL MANAGEMENT, INC.

         19.         Severability. Should any part of this Agreement be held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors.

         20.         Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and all such counterparts shall constitute a single instrument.

IN WITNESS WHEREOF, the parties have duly executed this Agreement.

WADDELL & REED INVESTMENT MANAGEMENT COMPANY

By:         ________________________

Its:         ________________________Date:         ______________________

BLACKROCK FINANCIAL MANAGEMENT, INC.

By:         ________________________

Its:         ________________________Date:         ______________________

W&R TARGET FUNDS, INC.	IMPORTANT: ELECTRONIC VOTING OPTIONS AVAILABLE
P.O. BOX 9132	Fast, convenient, easy and available 24 hours a day!
HINGHAM, MA 02043-9132	Vote by Phone:	Call toll-free 1-888-221-0697. Follow the recorded instructions.
	Vote on the Internet:	Log on to www.proxyweb.com. Follow the on-screen instructions.
	Vote by Mail:	Check the appropriate boxes on the reverse side of this card, sign and date this card and return in the envelope provided.
IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

 *** CONTROL NUMBER: 999 999 999 999 99 ***

W&R TARGET SMALL CAP VALUE PORTFOLIO A Series of W&R TARGET FUNDS, INC.	SPECIAL MEETING OF THE SHAREHOLDERS January 20, 2005
The undersigned, having received Notice of the January 20, 2005 Special Meeting of Shareholders of the above referenced portfolio (the "Fund"), a series of W&R Target Funds, Inc. (the "Corporation"), and the related Proxy Statement, hereby appoints Kristen A. Richards and Daniel C. Schulte as proxies, each with full power of substitution and revocation, to represent the undersigned and to vote all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at 6300 Lamar Avenue, Overland Park, Kansas on January 20, 2005 at 2:00 p.m. Central Time, and any adjournments or postponements thereof. The undersigned hereby revokes any and all proxies with respect to such shares previously given by me. This instruction may be revoked at any time prior to its exercise at the Special Meeting by execution of a subsequent proxy card, by written notice to the Secretary of the Corporation, or by voting in person at the Special Meeting.

Dated: _____________________

[	]

Signature(s) of Shareholder(s) (Please sign in Box)

Please sign name or names as appearing on proxy and return promptly in the enclosed postage-paid envelope. If signing as a representative, please include capacity.

PLEASE INDICATE VOTES ON OPPOSITE SIDE OF CARD.

Please fill in box as shown using black or blue ink or number 2 pencil. [ X ]

PLEASE DO NOT USE FINE POINT PENS.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE CORPORATION.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH YOUR SPECIFICATIONS. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSAL.

1:	To approve a sub-advisory agreement between Waddell & Reed Investment Management Company and BlackRock Financial Management, Inc. with respect to the Fund.

[   ] FOR                  [   ] AGAINST                 [   ] ABSTAIN

The proxies are authorized to vote in their discretion on any other business that may properly come before the meeting or any adjournments or postponements thereof.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

W&R TARGET FUNDS, INC.

THREE EASY WAYS TO VOTE
YOUR PROXY

The accompanying proxy statement discusses important matters affecting Small Cap Value Portfolio, a series of W&R Target Funds, Inc. Please take time to read the proxy statement, then cast your vote. There are three easy ways to vote -- choose the method that's most convenient for you. Please vote all proxy cards received.

1.	Vote by telephone. Just call our dedicated proxy voting number -- 1--888-221-0697. This is a toll-free number. It's available 24 hours a day, seven days a week. For each proxy, enter the 14-digit number printed on the upper portion of the card and follow the voice promptings to record your vote.

2.	Vote by Internet. Visit the web site -- www.proxyweb.com and enter the 14-digit number. Then follow the voting instructions that will appear. Vote each card received separately.

3.	Vote by mail. Simply fill out the proxy card(s) and return them to us in the enclosed postage paid envelope. Please do not return your cards if you vote by phone or Internet.

Remember -- your vote matters.
Please vote today!